EXHIBIT 23.1

                               Arthur Andersen LLP

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement (file number 333-36075) of our report dated March 19, 1997 included in CSL Lighting Manufacturing, Inc.'s Form 10-KSB for the year ended December 31, 1996 and to all references to our Firm included in this registration statement.



                                          /s/ ARTHUR ANDERSEN LLP

Los Angeles, California
December 11, 1997


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